ético.net

United Kingdom
25 Hamilton Gardens
London NW8 9PU

Telefax: +44(0) 20 8509 0184

Nicaragua
Apartado Postal 488
León, Nicaragua

email: info@etico.net
http://www.etico.net

GREEN COFFEE PURCHASE CONTRACT

Contract Number 170103 Date: 17/01/2017
Seller Reference TCC 2017/Global

We, the Sellers, on this day have sold to you, the buyers, the following goods under the conditions of the latest edition of the European Coffee Contract (ECC) and the following conditions:

Buyers:
THANKSGIVING COFFEE COMPANY
19100 South Harbor Drive
Fort Bragg, CA 95437
Tel. +1 (707) 964 0118

Bags	Quantity (LBS)	Description	Price/lb (FOT)	Value
80	12,169.39	PRODECOOP "DIPILTO" (Organic, Fair Trade Certified) Nicaragua	2.4844	$30,233.64
195	29,662.89	PRODECOOP "Sabor de Segovia" (Organic, Fair Trade Certified) Nicaragua	2.4045	$71,324.43
25	3,802.94	PRODECOOP "Ramon Sevilla" micro lot Trade Organic, Fair Trade Certified) Nicaragua	2.4276	$9,232.01

ético

United Kingdom
25 Hamilton Gardens
London NW8 9PU

Telefax: +44(0) 20 8560 0184

Nicaragua
Apartado Postal 484
León, Nicaragua

email: info@etico.net
http://www.etico.net

10	1,521.17	PRODECOOP "Nueva Esperanza" micro lot (Fair Trade Certified) Nicaragua	2.5646	$3,901.20
275	41,832.29	*SOPPEXCCA (Organic, Fair Trade Certified with recognition for unpaid work for women) Nicaragua*	2.7040	$113,114.50
93	14,146.92	Uca Mira Flor (Organic, Fair Trade & Bird Friendly) Nicaragua	2.5318	$35,817.17
200	30,423.48	Byron Corrales Arabica Washed (Organic) Nicaragua	2.7242	$82,879.64
25	3,802.94	Byron's Arabica Natural (Organic) Nicaragua	2.7101	$10,306.33
20	3,042.35	Byron's Maracaturra Washed (Organic) Nicaragua	3.6236	$11,024.25
20	3,042.35	Byron's Maracaturra Natural (Organic) Nicaragua	3.6236	$11,024.25
285	43,353.46	Solidaridad Washed (Conventional) Nicaragua	2.5122	$108,912.56

ético.net

United Kingdom
25 Hamilton Gardens
London NW8 9PU

Telefax: +44(0) 20 8309 0184

Nicaragua
Apartado Postal 485
León, Nicaragua

email: info@etico.net
http://www.etico.net

0	0.00	Solidaridad Natural (Conventional) Nicaragua	0	$0.00
250	38,029.35	GUAY'B (Organic, Fair Trade, Bird friendly Certified) Guatemala	3.2457	$123,431.86
0	0.00	Dekunde Kawa Mbilima-Koko (Conventional) Rwanda	0	$0.00
0	0.00	Gumutindo (Organic Fair Trade) Uganda	0	$0.00
0	0.00	Gumutindo Ginja Robusta (Conventional) Uganda	0	$0.00
20	3,042.35	Oro Verde Decaf (Organic Fair Trade) Peru	3.4450	$10,480.89
0	0.00	Huatusco (Organic Fair Trade) Mexico	0	$0.00
0	0.00	Huatusco Decaf (Organic) Mexico	0	$0.00
0	0.00	Huatusco (Organic Fair Trade) Mexico	0	$0.00
1498	227,871.87			$621,682.73

Port of Destination Oakland, CA, U.S.A.

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